ASSIGNMENT OF OIL, GAS AND MINERAL LEASE


      THIS Assignment of Oil, Gas and Mineral Lease is made and entered in to this ___ day of April, 1998, by and between SAINT JAMES OIL LIMITED, a Nevada corporation, with offices at P.O. Box 5188, Stateline Nevada, 89449, hereafter referred to as "Assignor", and CROFF OIL COMPANY, a Nevada corporation whose address is 1675 Broadway, Suite 1030, Denver, Colorado 80202, hereafter referred to as "Assignee".

      Assignor, in consideration of the covenants and agreements between the parties hereto, does hereby grant, bargain, sell, assign, transfer and convey unto Assignee and Assignee's successors in title and assigns, an undivided working interest, constituting an undivided net revenue interest in and to the Properties (hereinafter defined) listed on Exhibit "A", attached hereto and made a part hereof.

      The properties include all of Assignor's right, title and interest in and to the following:

     (a)    Those  oil,  gas  and/or  mineral  leases,  including
     amendments   and   ratifications  thereof,   pertaining   to
     production of hydrocarbons from the Wells (the "Leases");

     (b) All petroleum, hydrocarbons and associated gases stored upon or produced from the Leases, or attributable to them in any unit in which any of the Wells is included;

     (c) All rights to use the surface of any of the lands for access to the Wells and Leases and all contractual rights relating to such lands and the Wells and Leases;

     (d) All of the presently existing and valid pooling and unitization agreements covering any Well;

     (e) All equipment and other personal and mixed property, receivables, inventory, improvements, easements, rights-of-way, permits, licenses, servitudes, surface leases, water leases and any other estate in land situated upon, or used, or held for future use in connection with the exploration, development and production of oil, gas and other minerals from any of the lands subject to the Leases or the treatment, storage or transportation of such substances therefrom, and all other fixtures and improvements
     appurtenant  to  or  used  or  useful  in  connection   with
     operations on the Leases;

     (f) The oil and/or gas production or injection wells identified in Exhibit "A", together with all personal property, fixtures and improvements used for the production, treatment, sale or disposal or injection of hydrocarbons, water or brine produced therefrom or attributable thereto, including all equipment, casing, tubing, pumps, lines, separators, wellhead and in-hole equipment, pipe, tanks, motors, pipeline, meters, regulators, gathering lines, fixtures, and all other oilfield equipment and material, installed and in inventory, used or useful in the operation of such Wells.

      This Assignment is made without warranty of any kind, express or implied.

     This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      EXECUTED this ____ day of April, 1998, but effective as of the 1st day of April, 1998.

ATTEST                             SAINT JAMES OIL CORPORATION


By:____________________________
By:_________________________________
                                   James L. Jensen, President

STATE OF                 )
                         )
COUNTY OF                     )

The foregoing instrument was acknowledged before me this _____ day of April, 1998, by James L. Jensen, as President of Saint
James  Oil,  Ltd.,  a  Nevada  Corporation,  on  behalf  of  said
Corporation.

WITNESS my hand and official seal.
                                   Notary Public


                         My Commission Expires:


ATTEST                             CROFF OIL COMPANY


By:____________________________
By:_________________________________
                                   Gerald L. Jensen


STATE OF                 )
                         )
COUNTY OF                     )

The foregoing instrument was acknowledged before me this _____ day of April, 1998, by Gerald L. Jensen, as President of Croff
Oil Company, a Nevada Corporation, on behalf of said Corporation.

WITNESS my hand and official seal.
                                   Notary Public


                         My Commission Expires:


C:\WORD\LEGAL\ASSIGNME\  STJAMES.DOC
                           EXHIBIT "A"



                          Miller #1-29
          Township 22 North, Range 18 West, Section 29
                    Woodward County, Oklahoma
                           EXHIBIT "A"



                       Fannie Brown #1-11
           Township 9 North, Range 10 West, Section 11
                     Caddo County, Oklahoma
                           EXHIBIT "A"



                         Dickerson #1-34
           Township 15 North, Range 5 West, Section 34
                   Kingfisher County, Oklahoma


                         Mueggenborg #1
           Township 15 North, Range 5 West, Section 35
                   Kingfisher County, Oklahoma
                           EXHIBIT "A"



                          Duncan #1-21
           Township 9 North, Range 25 East, Section 21
                    LeFlore County, Oklahoma